[CITI LETTERHEAD]

FROM:	Citibank Europe plc (the “Bank”)

TO:	AXIS Specialty Limited ("ASL"); AXIS Re SE; AXIS Specialty Europe SE; AXIS Insurance Company; AXIS Surplus Insurance Company; and AXIS Reinsurance Company (the “Companies”; each, a “Company”)

DATE:	20 November 2013

Ladies and Gentlemen,

Committed Facility Letter dated 14 May 2010 between (1) the Bank and (2) the Companies regarding a committed letter of credit facility in a maximum aggregate amount of USD 750,000,000 as amended by Letter Amendments from time to time and most recently on 14 June 2013, and as may be further amended, varied, supplemented, novated or assigned from time to time (the “Committed Facility Letter”).

1.
We refer to the Committed Facility Letter. Capitalised terms used in this letter shall have the meanings given to them in the Committed Facility Letter (including where defined in the Committed Facility Letter by reference to another document).

2.	The Bank and the Companies agree, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, that as effective from the date of this letter:

(i)	Section 5.2 (b) of the Committed Facility Letter shall be amended and restated in its entirety as follows:

“the tenor of a Credit issued under Tranche I, Tranche II or Tranche III extends beyond 31 December 2016; or”

(ii)	Section 5.3 of the Committed Facility Letter shall be amended and restated in its entirety as follows:

“Subject to Section 5.4 and Section 5.5, Tranche I shall be fully utilised prior to a Company being able to utilise Tranche II so that all utilisations of a Credit with a maturity date of on or prior to 31 December 2016 shall first be automatically allocated against Tranche I. Once the Tranche Sub-Limit for Tranche I is fully utilised, all utilisations of a Credit with a maturity date of on or prior to 31 December 2016 shall be automatically allocated against Tranche II. All utilisations of a Credit denominated in Australian dollars or New Zealand dollars shall be automatically allocated against Tranche III.”

(iii)	Section 5.4 of the Committed Facility Letter shall be amended and restated in its entirety as follows:

“A Credit with a maturity date of on or prior to 31 December 2016 (and no later) may only be issued under Tranches I and II and a Credit denominated in Australian dollars or New Zealand dollars may only be issued under Tranche III.”;

3.
Except as expressly amended by this letter, the Committed Facility Letter remains unmodified and in full force and effect. In the event of a conflict or inconsistency between the terms of this letter and the terms of the Committed Facility Letter, the terms of this letter shall prevail.

4.
ASL confirms that, on and after the date of this letter, the Pledge Agreement remains in full force and effect notwithstanding the amendments effected by this letter to the Committed Facility Letter and shall continue to secure the obligations of ASL and its affiliates under the Facility Documents.

5.
This letter may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This letter and any non-contractual obligations arising in connection with it shall be governed by English law and the provisions of Section 14 (Governing Law) of the Committed Facility Letter shall be incorporated, with any necessary changes, as if set out in full in this letter.

6.	Please indicate your agreement to the foregoing by countersigning the attached copy of this letter and returning the same to us.

For and on behalf of Citibank Europe plc
/s/ Niall Tuckey Name: Niall Tuckey Title: Vice President

We agree to the terms set out in this letter.

For and on behalf of AXIS Specialty Limited
/s/ Jose Osset Name: Jose Osset Title: Sr. Vice President and Treasurer

For and on behalf of AXIS Re SE
/s/ Timothy Hennessy Name: Timothy Hennessy Title: Director

For and on behalf of AXIS Specialty Europe SE
/s/ Timothy Hennessy Name: Timothy Hennessy Title: Director

For and on behalf of AXIS Insurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President

For and on behalf of AXIS Surplus Insurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President

For and on behalf of AXIS Reinsurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President

[CITI LETTERHEAD]

FROM:	Citibank Europe plc (the "Issuing Bank")

TO:	AXIS Specialty Limited; AXIS Re SE; AXIS Specialty
Europe SE; AXIS Insurance Company; AXIS Surplus Insurance Company and AXIS Reinsurance Company. (the “Applicants”)

DATE:	14 June 2013

Ladies and Gentlemen,

Facility Fee Letter dated 14 May 2010 between (1) the Issuing Bank and (2) the Applicants regarding a committed letter of credit facility of USD 750,000,000 as amended by Letter Amendments dated 27 January 2012 and 21 December 2012 respectively, and as may be amended, varied, supplemented, novated or assigned as the case may be (the “Facility Fee Letter”)

1.
We refer to the Facility Fee Letter. Defined terms used in this letter shall have the meanings given to them in the Facility Fee Letter (including where defined in the Facility Fee Letter by reference to another document).

2.	The Issuing Bank and the Applicants agree, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, that as effective from the date of this letter:

(i)	Clause 6 of the Facility Fee Letter shall be amended and restated in its entirety as follows:

Commitment fee
(a) The Applicants shall (jointly and severally) pay to the Issuing Bank an ongoing fee in respect of the unutilised portion of the Facility (for the avoidance of doubt this includes Tranche I having a sub-limit of $300,000,000, Tranche II having a sub-limit of $320,000,000 and Tranche III having a sub-limit of $130,000,000; provided that the Applicants shall have the right to reduce the size of the Facility at any time, with the sub-limits of each of Tranches I, II and III being reduced on a pro rata basis, for the period starting on and including the date of the Master Agreement and ending on and including the Facility end date. The Fee shall be calculated as follows:
Tranche I – Facility amount $300,000,000
Utilisation less than 50%     - Fee 75bps per annum
Utilisation 50% or greater, but less than 75%     - Fee 50bps per annum
Utilisation equal to or greater than 75%     - Fee 25bps per annum

Tranche II – Facility amount $320,000,000

Any level of utilisation                 - Fee 15bps per annum

Tranche III – Facility amount $130,000,000
Any level of utilisation                 - Fee 20bps per annum

(b)	Such fee shall be calculated on a daily basis using a year of 360 days.

(c)
Such fee shall be payable quarterly in arrears as follows: The first such fee shall be calculated on the first Quarter Date which falls after the date of the Master Agreement, and thereafter on each Quarter Date. All fees shall be payable 5 Business Days after receipt of the invoice detailing such fees.

(d)	No such fee shall be refundable by the Issuing Bank in any circumstances.

(ii)	All references to Facility Agreement in the Facility Fee Letter shall be deleted and replaced with Master Agreement.

3.
Except as expressly amended by this letter, the Facility Fee Letter remains unmodified and in full force and effect. In the event of a conflict or inconsistency between the terms of this letter and the terms of the Facility Fee Letter, the terms of this letter shall prevail.

4.
This letter may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This letter and any non-contractual obligations arising in connection with it shall be governed by English law.

5.	Please indicate your agreement to the foregoing by countersigning the attached copy of this letter and returning the same to us.

[signature pages follow]

For and on behalf of Citibank Europe plc
/s/ Peadar Mac Canna Name: Peadar Mac Canna Title: Managing Director

We agree to the terms set out in this letter.

For and on behalf of AXIS Specialty Limited
/s/ Jose Osset Name: Jose Osset Title: Sr. Vice President & Treasurer

For and on behalf of AXIS Re SE
/s/ Timothy Hennessy Name: Timothy Hennessy Title: Director

For and on behalf of AXIS Specialty Europe SE
/s/ Timothy Hennessy Name: Timothy Hennessy Title: Director

For and on behalf of AXIS Insurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary

For and on behalf of AXIS Surplus Insurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary

For and on behalf of AXIS Reinsurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary

[CITI LETTERHEAD]

FROM:	Citibank Europe plc (the “Bank”)

TO:
AXIS Specialty Limited ("ASL"); AXIS Re SE (formerly, AXIS Re Limited); AXIS Specialty Europe SE (formerly, AXIS Specialty Europe Limited); AXIS Insurance Company; AXIS Surplus Insurance Company; and AXIS Reinsurance Company (the “Companies”; each, a “Company”)

DATE:	21 December 2012

Ladies and Gentlemen,

Committed Facility Letter dated 14 May 2010 between (1) the Bank and (2) the Companies regarding a committed letter of credit facility in a maximum aggregate amount of USD 750,000,000 as amended by an amendment letter dated 27 January 2012, and as may be further amended, varied, supplemented, novated or assigned from time to time (the “Committed Facility Letter”).

1.
We refer to the Committed Facility Letter. Capitalised terms used in this letter shall have the meanings given to them in the Committed Facility Letter (including where defined in the Committed Facility Letter by reference to another document).

2.	The Bank and the Companies agree, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, that as effective from the date of this letter:

(i)	Section 2 of the Committed Facility Letter shall be amended and restated in its entirety as follows:

“The Facility shall be in a maximum aggregate amount of USD 750,000,000 (Seven hundred and fifty million United States Dollars) (the “Aggregate Facility Limit”) comprising three tranches as follows:

(a)    a committed letter of credit issuance tranche having a sub limit of USD 300,000,000 (three hundred million United States dollars) to be utilised for Credit(s) denominated in a currency other than Australian dollars or New Zealand dollars ("Tranche I");

(b)     a committed letter of credit issuance tranche having a sub limit of USD 375,000,000 (three hundred and seventy five million United States dollars) to be utilised for Credit(s) denominated in a currency other than Australian dollars or New Zealand dollars ("Tranche II"); and

(c)    a committed letter of credit issuance tranche having a sub limit of USD 75,000,000 (seventy five million United States dollars) to be utilised for Credit(s) denominated in Australian dollars or New Zealand dollars ("Tranche III"),

(each such sub-limit being a "Tranche Sub-Limit" and each of Tranche I, Tranche II and Tranche III being a "Tranche").

Should the Companies wish to reduce the Aggregate Facility Limit or any Tranche Sub-Limit, it may do so upon written notification to the Bank. The notification (the “Notification”) must (i) specifically reference this Letter and (ii) clearly state the new facility limit that is to apply to the relevant Tranche Sub-Limit or the Aggregate Facility Limit, as applicable (“the New Limit”). The New Limit will take effect as a revised Tranche Sub-Limit or the Aggregate Facility Limit, as applicable, five Business Days following receipt, by the Bank, of the Notification;

(ii)	Section 5.2 (b) of the Committed Facility Letter shall be amended and restated in its entirety as follows:

“the tenor of a Credit issued under either Tranche I or under Tranche II extends beyond 31st December 2014 or the tenor of a Credit issued under Tranche III extends beyond 31st December 2015;”;

(iii)	a new Section 5.2 (c) of the Committed Facility Letter shall be inserted to read as follows:

"the proposed issuance would cause the Aggregate Facility Limit or the applicable Tranche Sub-Limit for that Credit to be breached; and/or";

(iv)	original Section 5.2(c) of the Committed Facility Letter shall be renumbered as Section 5.2 (d);

(v)	a new Section 5.3 of the Committed Facility Letter shall be inserted to read as follows:

Subject to Section 5.4 and Section 5.5, Tranche I shall be fully utilised prior to a Company being able to utilise Tranche II so that all utilisations of a Credit with a maturity date of on or prior to 31 December 2014 shall first be automatically allocated against Tranche I. Once the Tranche Sub-Limit for Tranche I is fully utilised, all utilisations of a Credit with a maturity date of on or prior to 31 December 2014 shall be automatically allocated against Tranche II. All utilisations of a Credit with a maturity date between 1 January 2015 and 31 December 2015 shall be automatically allocated against Tranche III."

(vi)	a new Section 5.4 of the Committed Facility Letter shall be inserted to read as follows:

"A Credit with a maturity date of on or prior to 31 December 2014 (and no later) may only be issued under Tranches I and II and a Credit with a maturity date between 1 January 2015 and 31 December 2015 (and no later) or denominated in Australian dollars or New Zealand dollars may only be issued under Tranche III.";

(vii)	a new Section 5.5 of the Committed Facility Letter shall be inserted to read as follows:

"Any Credit that is renewed in accordance with the Master Agreement shall be deemed to be reissued under the Tranche under which it was originally issued and shall fall within the relevant Tranche Sub-Limit for that Tranche."; and

(viii)	a new definition shall be added to Section 13.1 of the Committed Facility Letter to read as follows:

"Pledge Agreement means the pledge agreement from ASL in favour of the Bank dated 14 May 2012 as amended from time to time."

3.
Except as expressly amended by this letter, the Committed Facility Letter remains unmodified and in full force and effect. In the event of a conflict or inconsistency between the terms of this letter and the terms of the Committed Facility Letter, the terms of this letter shall prevail.

4.
ASL confirms that, on and after the date of this letter, the Pledge Agreement remains in full force and effect notwithstanding the amendments effected by this letter to the Committed Facility Letter and shall continue to secure the obligations of ASL and its affiliates under the Facility Documents.

5.
This letter may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This letter and any non-contractual obligations arising in connection with it shall be governed by English law and the provisions of Section 14 (Governing Law) of the Committed Facility Letter shall be incorporated, with any necessary changes, as if set out in full in this letter.

6.	Please indicate your agreement to the foregoing by countersigning the attached copy of this letter and returning the same to us.

For and on behalf of Citibank Europe plc
/s/ Niall Tuckey Name: Niall Tuckey Title: Vice President

We agree to the terms set out in this letter.

For and on behalf of AXIS Specialty Limited
/s/ Jose Osset Name: Jose Osset Title: Sr. Vice President & Treasurer

For and on behalf of AXIS Re SE
/s/ Timothy Hennessy Name: Timothy Hennessy Title: Director

For and on behalf of AXIS Specialty Europe SE
/s/ Timothy Hennessy Name: Timothy Hennessy Title: Director

For and on behalf of AXIS Insurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary

For and on behalf of AXIS Surplus Insurance Company
/s/ Andrew M. Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary

For and on behalf of AXIS Reinsurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary

[CITI LETTERHEAD]

FROM:	Citibank Europe plc (the “Bank”)

TO:
AXIS Specialty Limited; AXIS Re Limited; AXIS Specialty Europe Limited; AXIS Insurance Company; AXIS Surplus Insurance Company; AXIS Specialty Insurance Company and AXIS Reinsurance Company (the “Companies”; each, a “Company”)

DATE:	27 January 2012

Ladies and Gentlemen,

Committed Facility Letter dated 14 May 2010 between (1) the Bank and (2) the Companies regarding a committed letter of credit facility in a maximum aggregate amount of USD 750,000,000 and as may be amended, varied, supplemented, novated or assigned as the case may be (the “Committed Facility Letter”).

1.
We refer to the Committed Facility Letter. Defined terms used in this letter shall have the meanings given to them in the Committed Facility Letter (including where defined in the Committed Facility Letter by reference to another document).

2.	The Bank and the Companies agree, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, that as effective from the date of this letter:

(i)
All references to “Companies” in the Committed Facility Letter shall be deemed to mean AXIS Specialty Limited; AXIS Re Limited; AXIS Specialty Europe Limited; AXIS Insurance Company; AXIS Surplus Insurance Company and AXIS Reinsurance Company.

(ii)	Paragraph 15.3 of the Committed Facility Letter shall be amended and restated in its entirety as follows:

“Each Company designates the address below as its address for service of all claim forms, application notices, judgments, orders or other notices of English legal process relating to this Letter and any other Facility Document governed by English law.

c/o AXIS Specialty London
4th Floor, Plantation Place South
60 Great Tower Street
London EC3R 5AZ
United Kingdom

Items served at this address must be marked for the attention of the relevant Company.”.

3.
Except as expressly amended by this letter, the Committed Facility Letter remains unmodified and in full force and effect. In the event of a conflict or inconsistency between the terms of this letter and the terms of the Committed Facility Letter, the terms of this letter shall prevail.

4.
This letter may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This letter and any non-contractual obligations arising in connection with it shall be governed by English law.

5.	Please indicate your agreement to the foregoing by countersigning the attached copy of this letter and returning the same to us.

For and on behalf of Citibank Europe plc
/s/ Peadar Mac Canna Name: Peadar Mac Canna Title: Director

We agree to the terms set out in this letter.

For and on behalf of AXIS Specialty Limited
/s/ Jose Osset Name: Jose Osset Title: Sr. Vice President & Treasurer

For and on behalf of AXIS Re SE
/s/ Timothy Hennessy Name: Timothy Hennessy Title: Director

For and on behalf of AXIS Specialty Europe SE
/s/ Timothy Hennessy Name: Timothy Hennessy Title: Director

For and on behalf of AXIS Insurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary

For and on behalf of AXIS Surplus Insurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary

For and on behalf of AXIS Reinsurance Company
/s/ Andrew Weissert Name: Andrew Weissert Title: Sr. Vice President, General Counsel & Secretary